Financial assets and liabilities - Net external debt (Details) - USD ($) $ in Millions	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Financial assets and liabilities
Loan notes	$ 5,529	$ 7,737
Other borrowings	381	142
Net borrowings	5,910	7,879
Cash and cash equivalents	(614)	(530)	$ (784)	$ (813)
Derivative financial instruments used to hedge foreign currency and interest rate risk	32	113
Net debt	5,328	7,462	$ 7,825
Non-current borrowings	5,815	7,761
Current borrowings	$ 95	$ 118